UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                        March 1, 2005 (February 28, 2005)
                                 ____________

                                 MEDICORE, INC.
             (Exact name of registrant as specified in its charter)

         Florida                         0-6906               59-0941551
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

    2337 West 76th Street, Hialeah, FL                    33016
 (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code: (305) 558-4000

                                Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered sales of equity securities

     Pursuant to a consulting agreement between TARget IR, LLC, hereinafter referred to TARget, and Medicore, Inc. (the "Company") dated May 30, 2003, for investor and public relations consulting, the Company had paid a $4,000 monthly retainer fee, and granted TARget a non-qualified stock option exercisable into 200,000 shares of the Company's common stock, $.01 par value ("Common Stock") at an exercise price of $2.50 per share through May 30, 2005. This was previously reported by the Company on a Current Report, Form 8-K, filed July 3, 2003. The consulting agreement was terminated in December, 2004. In accordance with the terms of the option, TARget, on February 28, 2005 effected a cashless exercise of its option at approximately $7.14 per share. Accordingly, TARget is selling 70,000 of its option shares to the Company to pay the $500,000 exercise price of its option, resulting in TARget obtaining 130,000 shares of the Company's Common Stock (the "Shares"). The Shares being issued to TARget and its designees are being issued pursuant to Section 4(2), the private placement exemption from the registration requirements of the Securities Act of 1933 (the "Securities Act"), based upon TARget and its management being sophisticated parties and knowledgeable about the affairs and operations of the Company. The Shares being issued to TARget are restricted Shares, and may not be sold, transferred or otherwise disposed of without an effective registration statement under the Securities Act or an available exemption from such registration requirements. TARget does not have any contractual rights to demand registration of the Shares it is acquiring upon exercise of its option.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein
                                       By----------------------------
                                          THOMAS K. LANGBEIN
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Dated:  March 1, 2005